SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24, 2014

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2014, CenterState Banks, Inc. issued a press release announcing certain financial results and additional information. A copy of the press release is furnished with this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Some of the statements in this report constitute forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements. Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company or any of its subsidiaries to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2013, and otherwise in our SEC reports and filings.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press release dated July 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and Chief Financial Officer

Date: July 24, 2014